Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA 31902-2567	+1.706.649.2307 +1.706.649.5740 www.tsys.com

For immediate release:

Contacts:

Shawn Roberts TSYS Investor Relations +1.706.644.6081 shawnroberts@tsys.com

TSYS Reports First Quarter 2014 Total Revenues Increased 32.1%

COLUMBUS, Ga., April 22, 2014 — TSYS (NYSE: TSS) today reported results for the first quarter of 2014 and announced the sale of its business interests in Japan. The accompanying financial statements have been adjusted to exclude the Japanese results from ongoing operations in 2014 and 2013 with those results reported as “discontinued operations” for all periods presented.

Total revenues for the quarter were $592.8 million, an increase of 32.1%. Revenues before reimbursable items were $532.8 million, an increase of 37.3%. The reported results for the quarter for both total revenues and revenues before reimbursable items exclude $16.2 million of revenue for Japan as a result of moving these results to discontinued operations. Adjusted EBITDA was $149.6 million, an increase of 21.2%. Income from continuing operations was $50.6 million. Adjusted cash earnings per share (EPS) from continuing operations was $0.38. On a GAAP basis, basic EPS from continuing operations was $0.26. Diluted EPS from continuing operations was $0.26.

“We are pleased with the first quarter as the financial results met or exceeded our plans. Our cash flow from operations was $148.7 million and our free cash flow was $101.5 million, which were increases of $96.3 million and $104.4 million, respectively, over last year. During the quarter, we also deployed $37.5 million of our capital to increase our stake in our Central Payment joint venture from 60% to 75% as it continues to outperform our expected goals,” said Philip W. Tomlinson, chairman and chief executive officer of TSYS.

“Our revised guidance for 2014 is included in the table below and is only adjusted for the discontinued Japan operations. TSYS’ previous revenue guidance included approximately $70 million of revenue associated with its operations in Japan for 2014, and $68 million in 2013. The financial impact from the sale of our businesses in Japan had no material impact on our previous guidance. Revenue and earnings growth ranges remain strong year over year, while adjusted cash EPS remained the same. Our revised guidance for 2014 reflects our focus on diversification, growth and the exceptional performance of our TSYS team,” said Tomlinson.

2014

TSYS Reports First Quarter 2014 Total Revenues Increased 32.1%/p.2

TSYS’ new guidance is as follows:

	2014 Revised Guidance
	Range
	(in millions, except per share amounts)			Percent Change
Total revenues	$2,422	to	$2,471	17%	to	20%
Revenues before reimbursable items	$2,182	to	$2,226	20%	to	22%
Adjusted EBITDA	$732	to	$746	17%	to	20%
Adjusted cash EPS attributable to TSYS common shareholders*	$1.90	to	$1.93	10%	to	12%

* Average Basic Weighted Shares	188.4

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, April 22. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the corresponding GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 12 to 14 of this release.

2014

TSYS Reports First Quarter 2014 Total Revenues Increased 32.1%/p.3

About TSYS

At TSYS® (NYSE: TSS), we believe payments should revolve around people, not the other way around. We call this belief “People-Centered Payments®.” By putting people at the center of every decision we make, TSYS supports financial institutions, businesses and governments in more than 80 countries. Through NetSpend®, A TSYS Company, we empower consumers with the convenience, security, and freedom to be self-banked. TSYS offers issuer services and merchant payment acceptance for credit, debit, prepaid, healthcare and business solutions.

TSYS’ headquarters are located in Columbus, Ga., U.S.A., with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS is a member of The Civic 50 and was named one of the 2013 World’s Most Ethical Companies by Ethisphere magazine. TSYS routinely posts all important information on its website. For more, please visit us at www.tsys.com.

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ earnings guidance for 2014 total revenues, revenues before reimbursable items, adjusted EBITDA, and adjusted cash EPS, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, TSYS’ ability to integrate NetSpend and other acquisitions and achieve the anticipated growth opportunities and other benefits of the acquisitions; the effect of current domestic and worldwide economic conditions; the material breach of security of any of TSYS’ systems; risks associated with foreign operations, including adverse developments with respect to foreign currency exchange rates; expenses are incurred associated with the signing of a significant client; the deconversion of a significant client; changes occur in laws, rules, regulations, credit card association rules, the prepaid industry or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the payment card industry in general, including a decline in the use of cards as a payment mechanism; and growth rates of TSYS’ existing clients are lower than anticipated or attrition rates of existing clients are higher than anticipated. Additional risks and other factors that could cause actual results or events to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

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2014

TSYS Announces First Quarter 2014 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013	Percent Change
Total revenues	$592,848	448,791	32.1%

Cost of services	422,883	304,369	38.9
Selling, general and administrative expenses	87,963	66,421	32.4
Merger and acquisition expenses	1,305	3,481	(62.5)

Operating income	80,697	74,520	8.3
Nonoperating income (expenses)	(324)	1,003	nm
Merger and acquisition expenses - bridge loan facility & other financing	(9,489)	(2,743)	nm

Income before income taxes, noncontrolling interests and equity in income of equity investments	70,884	72,780	(2.6)
Income taxes	24,335	17,463	39.4

Income before noncontrolling interests and equity in income of equity investments	46,549	55,317	(15.9)
Equity in income of equity investments	4,096	3,817	7.3

Income from continuing operations, net of tax	50,645	59,134	(14.4)
Income from discontinued operations, net of tax	980	15	nm

Net income	51,625	59,149	(12.7)
Net income attributable to noncontrolling interests	(2,322)	(2,121)	(9.5)

Net income attributable to TSYS common shareholders	$49,303	57,028	(13.5)%

Basic earnings per share:
Income from continuing operations to TSYS common shareholders*	$0.26	0.31	(15.3)%
Loss from discontinued operations to TSYS common shareholders*	(0.00)	(0.00)	97.9

Basic earnings per share (EPS)	$0.26	0.31	(14.0)%

Diluted earnings per share:
Income from continuing operations to TSYS common shareholders*	$0.26	0.31	(15.8)%
Loss from discontinued operations to TSYS common shareholders*	(0.00)	(0.00)	97.9

Diluted EPS	$0.26	0.30	(14.6)%

Dividends declared per share	$0.10	0.10

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$49,321	57,905	(14.8)%
Loss from discontinued operations, net of tax	(18)	(877)	97.9

Net income	$49,303	57,028	(13.5)%

Non-GAAP measures:
Adjusted cash EPS from continuing operations	$0.38	0.38	(1.1)%

Adjusted EBITDA	$149,596	123,446	21.	2%

nm = not meaningful

*	EPS amounts may not total due to rounding.

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TSYS Announces First Quarter 2014 Earnings

TSYS

Consolidated Statements of Comprehensive Income

(unaudited)

(in thousands)

	Three Months Ended March 31,
	2014	2013
Net income	$51,625	59,149
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	1,581	(12,646)
Postretirement healthcare plan adjustments	(75)	155
Unrealized gain on available-for-sale securities	570	—

Other comprehensive income (loss)	2,076	(12,491)

Comprehensive income	53,701	46,658
Comprehensive income attributable to noncontrolling interests	2,827	467

Comprehensive income attributable to TSYS common shareholders	$50,874	46,191

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TSYS Announces First Quarter 2014 Earnings

TSYS

Earnings Per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31, 2014		Three Months Ended March 31, 2013
	Common Stock	Participating Securities	Common Stock	Participating Securities

Basic earnings per share:
Net income	$49,303		57,028
Less income allocated to nonvested awards	(516)	516	(209)	209

Net income allocated to common stock for EPS calculation ( a )	$48,787	516	56,819	209

Average common shares outstanding ( b )	185,763	1,989	186,108	699

Average common shares and participating securities	187,752		186,807

Basic earnings per share ( a )/( b )	$0.26	0.26	0.31	0.30

Diluted earnings per share:
Net income	$49,303		57,028
Less income allocated to nonvested awards	(512)	512	(208)	208

Net income allocated to common stock for EPS calculation ( c )	$48,791	512	56,820	208

Average common shares outstanding	185,763	1,989	186,108	699
Increase due to assumed issuance of shares related to common equivalent shares outstanding	2,632		1,274

Average common and common equivalent shares outstanding ( d )	188,395	1,989	187,382	699

Average common and common equivalent shares and participating securities	190,384		188,081

Diluted earnings per share ( c )/( d )	$0.26	0.26	0.30	0.30

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TSYS Announces First Quarter 2014 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended March 31,
			Change
	2014	2013	$	%
Revenues before reimbursable items
North America Services	$224,368	205,596	18,772	9.1%
International Services	76,773	76,387	386	0.5
Merchant Services	104,625	109,301	(4,676)	(4.3)
NetSpend	132,640	—	132,640	na
Intersegment revenues	(5,656)	(3,252)	(2,404)	(73.9)

Revenues before reimbursable items from external customers	$532,750	388,032	144,718	37.3%

Total revenues
North America Services	$262,178	239,789	22,389	9.3%
International Services	82,378	80,891	1,487	1.8
Merchant Services	122,690	132,901	(10,211)	(7.7)
NetSpend	132,640	—	132,640	na
Intersegment revenues	(7,038)	(4,790)	(2,248)	(46.9)

Revenues from external customers	$592,848	448,791	144,057	32.1%

Depreciation and amortization
North America Services	$20,276	18,083	2,193	12.1%
International Services	9,805	10,699	(894)	(8.4)
Merchant Services	3,400	3,142	258	8.2
NetSpend	1,735	—	1,735	na

Segment depreciation and amortization	35,216	31,924	3,292	10.3
Acquisition intangible amortization	24,313	8,532	15,781	nm
Corporate admin and other	506	396	110	27.8

Total depreciation and amortization	$60,035	40,852	19,183	47.0%

Adjusted segment operating income
North America Services	$74,578	68,748	5,830	8.5%
International Services	4,555	6,861	(2,306)	(33.6)
Merchant Services	30,168	37,636	(7,468)	(19.8)
NetSpend	28,717	—	28,717	na

Total adjusted segment operating income	138,018	113,245	24,773	21.9
Acquisition intangible amorization	(24,313)	(8,532)	(15,781)	nm
NetSpend M&A operating expenses (non-recurring)	(1,253)	(3,481)	2,228	64.0
Share-based compensation	(7,611)	(4,593)	(3,018)	(65.7)
Corporate admin and other	(24,144)	(22,119)	(2,025)	(9.2)

Operating income	$80,697	74,520	6,177	8.3%

Other:
Reimbursable items:
North America Services	$37,810	34,193	3,617	10.6%
International Services	5,605	4,504	1,101	24.4
Merchant Services	18,065	23,600	(5,535)	(23.5)
NetSpend	—	—	—	na
Intersegment revenues	(1,382)	(1,538)	156	10.1

Reimbursable items	$60,098	60,759	(661)	(1.1)%

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TSYS Announces First Quarter 2014 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

Other:

Volumes:	At		Change
FTEs (full-time equivalents)	3/31/2014	12/31/2013	$	%
North America Services	4,587	4,484	103	2.3%
International Services	2,414	2,413	1	0.0
Merchant Services	1,595	1,599	(4)	(0.3)
NetSpend	508	470	38	8.1
Corporate Admin and Other	573	545	28	5.1

FTEs - Continuing Operations	9,677	9,511	166	1.7%

Discontinued Operations	80	84	(4)	(4.8)

FTEs	9,757	9,595	162	1.7%

Total assets (in thousands)
North America Services	$3,247,258	3,215,333	31,925	1.0%
International Services	410,902	417,379	(6,477)	(1.6)
Merchant Services	693,130	676,592	16,538	2.4
NetSpend	1,586,326	1,596,150	(9,824)	(0.6)
Intersegment assets	(2,219,689)	(2,218,886)	(803)	(0.0)

Total assets	$3,717,927	3,686,568	31,359	0.9%

	Three Months Ended March 31,
			Change
	2014	2013	Inc(Dec)%
North America Segment:
Accounts on File (AOF) (in millions)	495.5	422.8	72.7	17.2%
Transactions (in millions)	2,327.6	2,013.4	314.2	15.6%

International Segment:
AOF (in millions)	60.7	55.7	5.0	9.0%
Transactions (in millions)	517.9	434.0	83.9	19.3%

Merchant Segment:
Point-of-sale Transactions (in millions)	982.2	1,099.1	(116.9)	(10.6)%
Dollar sales volume (in millions)	$10,779.7	$10,132.3	$647.4	6.4%

NetSpend Segment:
Gross Dollar Volume (in millions)	$6,567.2	$5,378.7	$1,188.5	22.1%

90-Day Active Cards (in thousands)	3,654.8	3,157.5	497.3	15.7
Direct Deposit 90-Day Active Cards (in thousands)	2,070.3	1,707.9	362.4	21.2
% of 90-Day Active Cards with Direct Deposit	56.6%	54.1%

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TSYS Announces First Quarter 2014 Earnings

TSYS

Balance Sheet

(unaudited)

(in thousands)

	Mar 31, 2014	Dec 31, 2013
Assets
Current assets:
Cash and cash equivalents	$274,161	247,700
Accounts receivable, net	267,787	255,773
Deferred income tax assets	12,477	14,158
Prepaid expenses and other current assets	89,810	95,109
Current assets of discontinued operations	43,614	41,193

Total current assets	687,849	653,933
Goodwill	1,539,758	1,541,574
Other intangible assets, net	462,027	481,419
Computer software, net	359,696	363,880
Property and equipment, net	261,097	259,968
Contract acquisition costs, net	195,706	184,828
Equity investments, net	96,533	94,133
Deferred income tax assets, net	3,903	3,972
Other assets	97,410	87,146
Long-Term assets of discontinued operations	13,948	15,715

Total assets	$3,717,927	3,686,568

Liabilities
Current liabilities:
Accounts payable	$49,722	33,651
Current portion of borrowings	34,320	34,257
Current portion of obligations under capital leases	10,625	22,662
Accrued salaries and employee benefits	28,188	38,339
Other current liabilities	195,708	159,170
Current liabilities of discontinued operations	6,675	9,136

Total current liabilities	325,238	297,215
Long-term borrowings, excluding current portion	1,419,742	1,428,251
Deferred income tax liabilities	229,649	228,727
Obligations under capital leases, excluding current portion	6,096	7,500
Other long-term liabilities	83,195	81,600
Long-term liabilities of discontinued operations	1,244	1,197

Total liabilities	2,065,164	2,044,490

Redeemable noncontrolling interest	23,918	39,652

Equity
Shareholders’ equity:
Common stock	20,279	20,279
Additional paid-in capital	145,429	165,841
Accumulated other comprehensive income, net	5,320	3,749
Treasury stock	(312,843)	(326,996)
Retained earnings	1,748,141	1,718,204

Total shareholders’ equity	1,606,326	1,581,077

Noncontrolling interests in consolidated subsidiaries	22,519	21,349

Total equity	1,628,845	1,602,426

Total liabilities and equity	$3,717,927	3,686,568

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TSYS Announces First Quarter 2014 Earnings

TSYS

Cash Flow

(unaudited)

(in thousands)

	Three Months Ended March 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$51,625	59,149
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(4,096)	(3,817)
Net gain on foreign currency	(425)	(45)
Depreciation and amortization	61,432	42,498
Amortization of debt issuance costs	452	2,860
Amortization of bond discount	94	—
Changes in fair value of private equity investments	(312)	(1,227)
Share-based compensation	7,611	4,593
Excess tax benefit from share-based compensation	(4,037)	(536)
Provisions for bad debt expense and billing adjustments	749	376
Charges for transaction processing provisions	1,826	4,160
Provision for fraud and other losses	9,639	—
Deferred income tax expense	4,751	9,442
Loss on disposal of equipment, net	2	55
Changes in operating assets and liabilities:
Accounts receivable	(11,418)	(30,182)
Prepaid expenses, other current assets and other long-term assets	(3,170)	(32,247)
Accounts payable	15,738	5,745
Accrued salaries and employee benefits	(9,986)	(9,266)
Other current liabilities and other long-term liabilities	28,231	879

Net cash provided by operating activities	148,706	52,437

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(13,641)	(6,481)
Additions to licensed computer software from vendors	(5,963)	(29,904)
Additions to internally developed computer software	(9,735)	(5,297)
Purchase of private equity investments	(822)	(411)
Additions to contract acquisition costs	(17,903)	(13,666)

Net cash used in investing activities	(48,064)	(55,759)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term borrowings and capital lease obligations	(22,277)	(9,784)
Proceeds from exercise of stock options	9,539	2,551
Excess tax benefit from share-based compensation	4,037	536
Repurchase of common stock under plans and tax withholding	(5,173)	(5,501)
Debt issuance costs	—	(3,534)
Purchase of noncontrolling interests	(37,500)	—
Subsidiary dividends paid to noncontrolling shareholders	(2,312)	(953)
Dividends paid on common stock	(18,788)	—

Net cash used in financing activities	(72,474)	(16,685)

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	1,015	(4,508)

Net increase in cash and cash equivalents	29,183	(24,515)
Cash and cash equivalents at beginning of period	278,230	247,612

Cash and cash equivalents at end of period	307,413	223,097
Less cash and cash equivalents of discontinued operations at end of period	33,252	22,324

Cash and cash equivalents of continuing operations at end of period	$274,161	200,773

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TSYS Announces First Quarter 2014 Earnings

Supplemental Information:

	Accounts on File
	Total
(in millions)	March 2014	March 2013	% Change
Consumer Credit	234.8	203.7	15.3
Retail	27.5	25.2	9.3

Total Consumer	262.3	228.9	14.6
Commercial	40.4	37.9	6.7
Other	19.7	13.4	46.5

Subtotal	322.4	280.2	15.1
Prepaid/Stored Value	120.0	107.3	11.8
Government Services	63.0	59.4	6.1
Commercial Card Single Use	50.8	31.6	60.8

Total AOF	556.2	478.5	16.2

Growth in Accounts on File (in millions):

	March 2013 to March 2014	March 2012 to March 2013
Beginning balance	478.5	415.5
Change in accounts on file due to:
Internal growth of existing clients	38.6	32.2
New clients	64.6	77.1
Purges/Sales	(24.7)	(44.6)
Deconversions	(0.8)	(1.7)

Ending balance	556.2	478.5

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TSYS Announces First Quarter 2014 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents first quarter 2014 financial results using the previous year’s foreign currency exchange rates. On a full year constant currency basis, TSYS’ total revenues grew 31.1% as compared to a reported GAAP increase of 32.1%.

The schedule below also provides a reconciliation of basic EPS, adjusted for the after-tax impact of acquisition intangible amortization, share-based compensation and merger and acquisition costs, to adjusted cash EPS.

The tax rate used in the calculation of cash EPS for the quarter and year is equal to an estimate of our annual effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other signifcant events.

The schedule also provides a reconciliation of net income, adjusted for equity in income of equity investments, income taxes, nonoperating expense, depreciation and amortization, share-based compensation, and merger and acquisition expenses, to adjusted EBITDA.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces First Quarter 2014 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended March 31,
	2014	2013	Percent Change
Consolidated
Constant currency (1)	$588,485	448,791	31.1%
Foreign currency (2)	4,363	—

Total revenues	$592,848	448,791	32.1%

Constant currency (1)	$528,701	388,032	36.3%
Foreign currency (2)	4,049	—

Total revenues before reimbursable items	$532,750	388,032	37.3%

Constant currency (1)	$78,152	74,520	4.9%
Foreign currency (2)	2,545	—

Operating income	$80,697	74,520	8.3%

International Services
Constant currency (1)	$78,134	80,891	(3.4)%
Foreign currency (2)	4,244	—

Total revenues	$82,378	80,891	1.8%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Revenues Before Reimbursable Items

(unaudited)

(in thousands)

	Three Months Ended March 31,
	2014	2013	Percent Change
Total revenues	$592,848	448,791	32.1%
Reimbursable items	60,098	60,759	(1.1)

Revenues before reimbursable items	$532,750	388,032	37.3%

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TSYS Announces First Quarter 2014 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Cash Earnings

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013	Percent Change
Income from continuing operations attributable to TSYS common shareholders	$49,321	57,905	(14.8)%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	15,813	5,492	nm %
Add: Share-based compensation, net of taxes	5,017	3,148	59.4%

Cash earnings	70,151	66,545	5.4%
Add: NetSpend M&A expenses, net of taxes* (non-recurring)	1,204	5,222	(76.9)%

Cash earnings adjusted	$71,355	71,767	(0.6)%

Basic EPS - Income from continuing operations attributable to TSYS common shareholders
As reported (GAAP)	$0.26	0.31	(15.3)%

Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization, net of taxes	0.08	0.03	nm %
Add: Share-based compensation, net of taxes	0.03	0.02	58.0%

Cash earnings per share	0.37	0.36	4.9%
Add: NetSpend M&A expenses, net of taxes* (non-recurring)	0.01	0.03	(77.1)%

Adjusted cash EPS **	$0.38	0.38	(1.1)%

Average common shares and participating securities	187,752	186,807

*	Certain merger and acquisition costs are nondeductible for income tax purposes
**	Adjusted cash EPS amounts may not total due to rounding.

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended March 31,
	2014	2013	Percent Change
Net income	$51,625	59,149	(12.7)%
Adjust for:
Deduct: Income from discontinued operations	(980)	(15)	nm %
Deduct: Equity in income of equity investments	(4,096)	(3,817)	(7.3)%
Add: Income taxes	24,335	17,463	39.4%
Add: Nonoperating expense	9,813	1,740	nm %
Add: Depreciation and amortization	60,035	40,852	47.0%

EBITDA	140,732	115,372	22.0%
Adjust for:
Add: Share-based compensation	7,611	4,593	65.7%
Add: NetSpend M&A operating expenses *(non-recurring)	1,253	3,481	(64.0)%

Adjusted EBITDA	$149,596	123,446	21.2%

nm = not meaningful

*	Excludes share-based compensation

- more -

TSYS Announces First Quarter 2014 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

					Twelve Months Ended
	Three Months Ended
	March 31,	June 30,	Sept 30,	Dec 31,	Dec 31,
	2013	2013	2013	2013	2013
Total revenues	$448,791	461,860	570,551	583,103	2,064,305

Cost of services	304,369	301,627	377,147	386,295	1,369,438
Selling, general and administrative expenses	66,421	64,345	81,643	85,739	298,147
Merger and acquisition expenses	3,481	1,246	7,282	2,211	14,220

Operating income	74,520	94,642	104,479	108,858	382,500

Nonoperating income (expenses)	1,003	(590)	(499)	(718)	(804)
Merger and acquisition expenses - bridge loan facility & other financing	(2,743)	(6,934)	(9,789)	(9,754)	(29,220)

Income before income taxes, noncontrolling interests and equity in income of equity investments	72,780	87,118	94,191	98,386	352,476
Income taxes	17,463	29,984	30,100	33,435	110,982

Income before noncontrolling interests and equity in income of equity investments	55,317	57,134	64,091	64,951	241,494
Equity in income of equity investments	3,817	2,748	2,792	3,691	13,048

Income from continuing operations, net of tax	59,134	59,882	66,883	68,642	254,542
income from discontinued operations, net of tax	15	678	611	751	2,055

Net income	59,149	60,560	67,494	69,393	256,597
Net income attributable to noncontrolling interests	(2,121)	(2,844)	(3,144)	(3,738)	(11,847)

Net income attributable to TSYS common shareholders	$57,028	57,716	64,350	65,655	244,750

Basic earnings per share:
Income from continuing operations to TSYS common shareholders*	$0.31	0.31	0.34	0.35	1.31
Loss from discontinued operations to TSYS common shareholders*	(0.00)	(0.00)	(0.00)	(0.00)	(0.01)

Basic earnings per share (EPS)	$0.31	0.31	0.34	0.35	1.30

Diluted earnings per share:
Income from continuing operations to TSYS common shareholders*	$0.31	0.31	0.34	0.34	1.30
Loss from discontinued operations to TSYS common shareholders*	(0.00)	(0.00)	(0.00)	(0.00)	(0.01)

Diluted EPS	$0.30	0.31	0.34	0.34	1.29

Dividends declared per share	$0.10	0.10	0.10	0.10	0.40

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$57,905	58,096	64,834	66,058	246,893
Loss from discontinued operations, net of tax	(877)	(380)	(484)	(403)	(2,143)

Net income	$57,028	57,716	64,350	65,655	244,750

Non-GAAP measures:
Adjusted cash EPS from continuing operations	$0.38	0.37	0.49	0.48	1.72

Adjusted EBITDA	$123,446	140,105	179,445	181,097	624,093

Note: Prior periods restated for discontinued operations.

nm = not meaningful

*	EPS amounts may not total due to rounding.

- more -

TSYS Announces First Quarter 2014 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

					Twelve Months Ended
	Three Months Ended
	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Dec 31, 2013

Revenues before reimbursable items
North America Services	$205,596	214,526	217,257	223,266	860,645
International Services	76,387	76,626	77,876	90,595	321,484
Merchant Services	109,301	112,952	113,650	110,375	446,278
NetSpend	—	—	103,706	104,144	207,850
Intersegment revenues	(3,252)	(3,175)	(3,001)	(3,121)	(12,549)

Revenues before reimbursable items from external customers	$388,032	400,929	509,488	525,259	1,823,708

Total revenues
North America Services	$239,789	248,640	252,577	259,067	1,000,073
International Services	80,891	81,504	83,025	96,129	341,549
Merchant Services	132,901	136,458	135,616	128,075	533,050
NetSpend	—	—	103,706	104,144	207,850
Intersegment revenues	(4,790)	(4,742)	(4,373)	(4,312)	(18,217)

Revenues from external customers	$448,791	461,860	570,551	583,103	2,064,305

Depreciation and amortization
North America Services	$18,083	18,213	18,764	19,420	74,480
International Services	10,699	9,450	9,585	11,974	41,708
Merchant Services	3,142	2,998	2,890	3,004	12,034
NetSpend	—	—	1,470	1,651	3,121

Segment depreciation and amortization	31,924	30,661	32,709	36,049	131,343
Acquisition intangible amortization	8,532	7,879	24,731	24,751	65,893
Corporate admin and other	395	466	461	468	1,790

Total depreciation and amortization	$40,851	39,006	57,901	61,268	199,026

Adjusted segment operating income
North America Services	$68,748	81,318	84,443	87,110	321,619
International Services	6,861	7,693	9,528	17,986	42,068
Merchant Services	37,636	41,302	40,753	35,952	155,643
NetSpend	—	—	34,616	31,737	66,353

Total adjusted segment operating income	113,245	130,313	169,340	172,785	585,683
Acquisition intangible amorization	(8,532)	(7,879)	(24,732)	(24,751)	(65,894)
NetSpend M&A operating expenses (non-recurring)	(3,481)	(1,246)	(7,282)	(2,211)	(14,220)
Share-based compensation	(4,593)	(5,211)	(9,784)	(9,345)	(28,933)
Corporate admin and other	(22,119)	(21,334)	(23,063)	(27,620)	(94,136)

Operating income	$74,520	94,643	104,479	108,858	382,500

Other:
Reimbursable items:
North America Services	$34,193	34,114	35,320	35,801	139,428
International Services	4,504	4,878	5,149	5,534	20,065
Merchant Services	23,600	23,506	21,966	17,700	86,772
NetSpend	—	—	—	—	—
Intersegment revenues	(1,538)	(1,567)	(1,372)	(1,191)	(5,668)

Reimbursable items	$60,759	60,931	61,063	57,844	240,597

Note: prior periods restated for discontinued operations and the reclassification of all share-based compensation as corporate adminstration costs

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